Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of The Value Line Centurion Fund, Inc.(the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 8/29/03


                                    By: /s/ Jean Bernhard Buttner
                                            ---------------------
                                            Jean Bernhard Buttner
                                            Chairman and President
                                        Value Line Centurion Fund, Inc.

                                                             Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David T. Henigson, Vice President and Secretary/Treasurer of The Value Line Centurion Fund, Inc.(the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 8/29/03


                                        By: /s/ David T. Henigson
                                                -----------------
                                                David T. Henigson
                                     Vice President and Secretary/Treasurer
                                        Value Line Centurion Fund, Inc.